SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 1, 2002



                           ORASURE TECHNOLOGIES, INC.
                          - --------------------------
                 (Exact name of issuer as specified in charter)



       DELAWARE                    1-10492                    36-4370966
    (State or Other              (Commission              (I.R.S. Employer
     Jurisdiction                    file                   Identification
  of Incorporation or               number)                    Number)
     Organization)



                               150 Webster Street
                          Bethlehem, Pennsylvania 18015
                    (Address of principal executive offices)


                                 (610) 882-1820
              (Registrant's telephone number, including area code)

Item 5 - Other Events.

On January 31, 2002, OraSure Technologies, Inc. (the "Company") announced that Michael Gausling was appointed as the Company's Chief Executive Officer, replacing Robert D. Thompson. Effective January 31, 2002, Mr. Thompson resigned his positions as Chief Executive Officer and a member of the Company's Board of Directors.


Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ORASURE TECHNOLOGIES, INC.


Date: February 1, 2002              By: /s/ Jack E. Jerrett
                                        --------------------------
                                           Jack E. Jerrett
                                           Vice President, General Counsel
                                           and Secretary